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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 15, 2003


                         ORIENTAL FINANCIAL GROUP INC.
             (Exact Name of Registrant as Specified in its Charter)


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
       Commonwealth of Puerto Rico                        001-12647                   66-0538893
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(State or other Jurisdiction of Incorporation)       (Commission File No.)        (I.R.S. Employer
                                                                                 Identification No.)
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    Professional Offices Park
     1000 San Roberto Street
      San Juan, Puerto Rico                                00926
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(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code: (787) 771-6800

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                                      -2-


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  Exhibit No.       Description of Document

                      99            Press Release dated April 15, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 15, 2003, Oriental Financial Group Inc. (the "Company") released its financial results for the quarter ended March 31, 2003. A copy of the Company's press release, dated April 15, 2003, reporting such results is attached as an exhibit to this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ORIENTAL FINANCIAL GROUP INC.


Date: April 21, 2003                By: /s/ Norberto Gonzalez
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                                                 Norberto Gonzalez
                                             Executive Vice President and
                                         Acting Principal Financial Officer
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                               INDEX OF EXHIBITS


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Exhibit No.       Description of Document

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    99            Press Release dated April 15, 2003.
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